UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10758 W Centennial Road, Suite 200

Littleton, Colorado 80127

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock	URG (NYSE American); URE (TSX)	NYSE American; TSX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On January 16, 2018, Ur-Energy Inc. (“Ur-Energy”), together with Energy Fuels Inc., jointly submitted a Petition to the U.S. Department of Commerce (“DOC”) for Relief Under Section 232 of the Trade Expansion Act of 1962 (as amended) from Imports of Uranium Products that Threaten National Security. Subsequently, on or about April 14, 2019, the DOC’s investigation into the effects of those imports on national security resulted in the submission of a report to the President with DOC’s findings and recommendations.

On July 12, 2019, the White House issued a “Memorandum on the Effect of Uranium Imports on the National Security and Establishment of the United States Nuclear Fuel Working Group” (the “President’s Memorandum”). Through the President’s Memorandum, the United States Nuclear Fuel Working Group (the “Working Group”) was established to develop recommendations for reviving and expanding domestic uranium production. The Working Group submitted its report to the White House in November 2019.

On April 23, 2020, the Working Group, through the Department of Energy, released its report detailing the steps required to revitalize the domestic uranium mining and broader nuclear industries. The Working Group report recommends the establishment of a national uranium reserve and sets forth how direct purchases by the government for the reserve would provide support to uranium production at the front end of the fuel cycle. A restart of the only U.S. conversion facility and of domestic enrichment, including with a reservation to unobligated (domestic) material, are also in the report’s recommendations. Among the other recommendations made, the report offers support for DOC’s efforts to extend the Russian Suspension Agreement to protect against future uranium dumping and suggests that the government should consider lowering the cap on Russian imports.

There can be no certainty of the timing for implementation of any or all of the Working Group’s findings and recommendations, and therefore the outcome of this continuing process is uncertain.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
	Name:	Penne A. Goplerud
	Title:	Corporate Secretary and General Counsel